# Annual Stockholders' Meeting
# May 16, 2001
# Memphis, Tennessee

# Forward-Looking Statement

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the Southeast in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (e) possible changes in consumer and business spending and saving habits could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

Regions

# Key Highlights

- A leading diversified financial service provider in the South
- Client focused sales culture and product set
- Superior credit culture
- Experienced management team
- Consistent record of performance

Regions

# Dominant Coverage of the South

**Regions**

- ✓687 Branches
- ✓Top market share in numerous Southern MSAs
- ✓$20.7 billion in trust assets

**Morgan Keegan**

- ✓135 Offices
- ✓900 Financial Advisors
- ✓ $30.4 billion of assets in customer accounts

◆ Serving 4 million customers



BOSTON
NEW YORK



COVINGTON
LOUISVILLE
LEXINGTON
BOWLING GREEN
RICHMOND
DURHAM
RALEIGH
CHARLOTTE
WILMINGTON
KNOXVILLE
NASHVILLE
JACKSON
MEMPHIS
ROGERS
LITTLE ROCK
HUNTSVILLE
ATHENS
ATLANTA
COLUMBUS
BIRMINGHAM
LA GRANGE
TUSCALOOSA
MONTGOMERY
DALLAS
SHREVEPORT
JACKSON
MANDEVILLE
PENSACOLA
LAFAYETTE
MOBILE
HOUSTON
BATON ROUGE
NEW ORLEANS
AUSTIN
SARASOTA
FT LAUDERDALE
PALM BEACH
MORGAN KEEGAN OFFICES
MORGAN KEEGAN OFFICES WHERE REGIONS HAS A PRESENCE

* Green area denotes states where Regions banking franchise operates

Regions

# Client Focused Financial Powerhouse

**Ideally positioned to assist middle market corporate and retail customers throughout the South increase their worth.**

More than **800** offices in **14** states

Regions

- ✓Commercial Banking
- ✓Retail Banking
- ✓Trust and Asset Management
- ✓Mortgage Banking
- ✓Insurance
- ✓Brokerage and Public Finance
- ✓Specialty Finance

Morgan Keegan

- ✓Private Client Brokerage
- ✓Public Finance
- ✓Agency and Corporate Fixed Income
- ✓Equity and Fixed Income Research
- ✓Equity Capital Markets
- ✓Asset and Wealth Management
- ✓Corporate Finance Advisory

# Diversified Throughout Vibrant South

*Banking assets by state*


Arkansas
14%
Georgia
25%
Louisiana
10%
Florida
7%
Texas
4%
Tennessee
5%
South Carolina
4%
Alabama
31%

Regions

# 2000 Acquisition Activity

| Name | Location | Assets ($ in millions) |
|---|---|---|
| LCB Corporation | Fayetteville, TN | $173 |
| Five Branches from Amsouth | Fort Smith, AR | 186 |
| Heritage Bancorp, Inc. | Hutto, TX | 114 |
| First National Bancshares of Louisiana | Alexandria, LA | 304 |
| East Coast Bank Corporation | Ormond Beach, FL | 108 |
| | | $885 |

Regions

# Expansion and Diversification Continues Through Acquisitions

- Morgan Keegan, Inc.
  - One of the South's largest and leading investment firms.
  - $500 million annual revenues
- Rebsamen Insurance, Inc.
  - Ranks among the 50 largest insurance brokers Worldwide
  - $ 30 million annual revenues

Regions

# Morgan Keegan and Company

**Allen B. Morgan, Jr.**

**Chairman and Chief Executive Officer of Morgan Keegan**

# Historical Highlights

- One of the largest independent securities firms in the South
- Founded in 1969
- Publicly owned since 1983
- Stock traded on New York Stock Exchange since 1985
- Acquired by Regions Financial Corporation April 1, 2001

# Morgan Keegan

## Offices

- 56 locations
- Over 2,100 employees
- 791 investment brokers



Boston
New York
Richmond
Covington
Lexington
Louisville
Bowling Green
Nashville
Knoxville
Charlotte
Durham
Raleigh
Wilmington
Rogers
Jackson
Memphis (4)
Huntsville
Decatur
Alpharetta
Athens
Atlanta
LaGrange
Augusta
Little Rock
Tuscaloosa
Birmingham
Columbus
Dallas
Shreveport
Jackson
Montgomery
Lafayette
Mobile
Fairhope
Pensacola
Gainesville
Austin (2)
Baton Rouge
Covington
Houston (2)
New Orleans
Orlando
Sarasota
Palm Beach

Regions

# Senior Management

- 188 Managing Directors
- 15 years average length of service with Morgan Keegan & Company

| | |
|---|---|
| Allen B Morgan, Jr. | Chairman and Chief Executive Officer |
| Joseph C. Weller | Chief Financial Officer |
| G. Douglas Edwards | President and Vice Chairman |
| | President of Fixed Income Capital Markets |
| James A. Parrish, Jr. | President of Private Client Group |
| William F. Hughes, Jr. | President of Morgan Asset Management |
| John W. Stokes, Jr. | Vice Chairman of Equity Capital Markets |
| E. Carl Krausnick | Managing Director of Equity Capital |

Morgan Keegan

# Breakdown of Commissions by Product Mix and Account Type

For 8 Months Ending March 31, 2001


Special Products
22%
SBA
1%
Options
3%
Government Bonds
7%
Mortgage Backed Securities
5%
Corporate Bonds
5%
Municipal Bonds
8%
Bond Funds
1%
Stocks
47%
Retail
69%
Institutional
31%

Regions

Morgan Keegan

# Revenue Sources

For 8 Months Ending March 31, 2001


Interest Income
21%
Other
1%
Money Management Fees
6%
Banking Fees
6%
Trading
4%
Commissions
61%

Regions

# Business in First Quarter

(January - March 2001)

- Revenues up 3.5%
- Commissions up 2%
- Better than industry because of Fixed Income

# Post Merger April 1, 2001

- Converted to Regions Financial Corporation
- 200 employees / 120 financial advisors mid-month
- $5.4 billion in assets / 93,473 accounts
- 2nd largest commission month in history of firm
- Appointed Doug Edwards as President

# Acquisition of Regions Investment Company

April 12, 2001

| | As of 3/31/01 | As of 4/12/01 |
|---|---|---|
| Total Employees | 2,162 | 2,349 |
| Financial Advisors | 791 | 900 |
| Offices | 56 | 135 |
| Accounts | 165,610 | 259,083 |
| Amount of Assets | $25.0 billion | $30.4 billion |

Regions

# Morgan Keegan & Company

Members New York Stock Exchange, SIPC

**www.morgankeegan.com**

Regions

# Rebsamen Insurance Inc.

**Allen J. McDowell**

**President and Chief Executive Officer**
**Of Rebsamen**

Regions

# Facts About Rebsamen

- 1928 - Sales and Service Organization

- In 2000 Rebsamen ranked 24th among all privately held U. S. brokers. We ranked 43rd among all brokers worldwide. These rankings are based on revenue.

# We are a Generalist with Specialties Inside our Structure

*Separate Profit centers*

- Risk Management
- Family Insurance
- Program Business
  - TCBY -Mrs. Field's Cookies - Wendy's - Methodist Churches - CPA's - Bar Associations - Dentists
- Aviation (Crop Dusters)
- Wholesale Property-Casualty, Life
- Claims
- Employee Benefits

Regions

# Special Practices

- Manufacturing
- Construction
- Communications
- Retailing
- Hospitals - Medical
- Trucking
- Agri-Business
- Auto Dealers

Regions

# Domestic Insured Exposures



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# International Insured Exposures



Kenya
Afghanistan
India
U.K.
Canada
Belgium
Peru
Brazil
Australia
Thailand
Argentina
Philippines
Russia
France
Mexico
Ireland
Malaysia
Hong Kong
Nepal
Singapore

Globex International Partnership
Local Knowledge - Global Presence

Regions

# Our Plans

- To provide insurance products and services to the Bank and Morgan Keegan's customer base

  There are many products such as Life - Long-Term Care - Annuities - Disability - Property-Casualty and others that can be provided as a *"Value Added"* to our clients.

- We hope to provide these products through the mail, internet and "people to people" actions.

Regions

# "How Is It Going?"

- Rebsamen People - Great Opportunity
  - Clients
  - Insurance Companies

- A Warm Welcome

- We are hard at work to make this a much respected insurance platform for a bank to use in the future

Regions

Regions

# Better Diversified Revenue Stream



Morgan Keegan
Rebsamen
Regions
A Diversified Financial Services Company



Non-interest income as % of revenues
60%
50%
40%
30%
20%
10%
0%
30%
32%
45%
57%
1st Qtr 2001
Peer Group
Pro forma 1st Qtr 2001
High P/E Peer Group

Regions

# Diversified Low Risk Loan Portfolio

**March 31, 2001**
**($ in billions)**



Other Consumer
14%
Construction
10%
Commercial
Mortgages
19%
$4.3
$.3.1
$6.0
$10.3
$7.4
Total
Consumer
47%
Total
Commercial
53%
Residential
Mortgages
33%
Commercial Loans
and Leases
24%

**Total $31.1 billion**

Regions

# Diversifying Regions Capital Structure

- $287 million trust preferred securities
  - 8% coupon
  - 30 year term
  - Traded on NYSE under symbol RF.

- $500 million subordinated notes
  - 7% coupon
  - 10 year term

Regions

# 29 Consecutive Years of Record Earnings---
# A Remarkable Record of Achievement


CGR
23%
Net Income
($ In Millions)
$229.7
$299.7
$421.7
$525.4
$527.5
1996
1997
1998
1999
2000

# RGBK - Total Return


$160
$130
$100
$70
May-00
Aug-00
Nov-00
Feb-01
$155.47
$113.62
$87.21
Regions
S&P 500
BKX

Regions

# Outstanding Return To Shareholders


Dividend Growth - 30 Consecutive Years Of Increased Dividends
( In Dollars)
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
'71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01*
Years

* Indicated

Regions

# Regions' Franchise


Boston
New York

Dots represent Regions banking influence
Stars represent Morgan Keegan locations


Richmond
Covington
Louisville
Lexington
Durham
Bowling Green
Charlotte
Raleigh
Knoxville
Nashville
Wilmington
Memphis
Rogers
Jackson
Athens
Decatur
Augusta
Little Rock
Birmingham
LaGrange
Jackson
Tuscaloosa
Columbus
Dallas
Montgomery
Shreveport
Mobile
Baton Rouge
Mandeville
Pensacola
Fairhope
Austin
Lafayette
New Orleans
Houston
Palm Beach
Sarasota
Ft. Lauderdale

Regions

Regions®